EXHIBIT 99.1

VEGA-ATLANTIC CORPORATION
                                                   435 Martin Street, Suite 2000
                                                                Blaine, WA 98230

                                                       Telephone: (360) 332-3823
                                                       Toll Free: (800) 721-0016
                                                       Facsimile: (360) 332-1643
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB for the three-month period ended June 30, 2002 of Vega-Atlantic Corporation, a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Grant Atkins, President and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                        /s/ Grant Atkins
                                        ----------------------------------------
                                        Grant Atkins, President and Chief
                                        Executive Officer

                                        August 12, 2002